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                                                                Exhibit 10.4


                                    SECOND AMENDMENT

                                          TO

                                STOCKHOLDERS AGREEMENT

                                     by and among

                               MCII HOLDINGS (USA), INC.

                         JOSEPH LITTLEJOHN & LEVY FUND III L.P.

                         CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

                         CO-INVESTMENT MERCHANT FUND 3, L.L.C.

                          CONSORCIO G GRUPO DINA, S.A. de C.V.

                                          and

                                  RAFAEL GOMEZ FLORES

                                     dated as of

                                    August 18, 1999

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                       SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT


         SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT (hereinafter referred to as this "Second Amendment"), dated as of August 18, 1999, by and among MCII Holdings (USA), Inc., a Delaware corporation ("MCII Holdings"), Joseph Littlejohn & Levy Fund III L.P., a Delaware limited partnership ("JLL"), CIBC WG Argosy Merchant Fund 2, L.L.C. ("CIBC Argosy"), Co-Investment Merchant Fund 3,LLC("CMF"), Consorcio G Grupo Dina, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("Dina") and Rafael Gomez Flores.

         WHEREAS, MCII Holdings, JLL, CIBC Argosy, CMF, Dina and Rafael Gomez Flores entered into a Stockholders Agreement dated as of June 16, 1999 (the "Agreement"); and

         WHEREAS, MCII Holdings, JLL, CIBC Argosy, CMF, Dina and Rafael Gomez Flores entered into a First Amendment to Stockholders Agreement dated as of July 16, 1999; and

         WHEREAS, MCII Holdings, JLL, CIBC Argosy, CMF, Dina and Rafael Gomez Flores desire to amend the Agreement, as amended, upon the terms and subject to the conditions set forth herein; and

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

              Section 1.1 DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

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                                    ARTICLE II

                     AMENDMENT TO ARTICLE IV OF THE AGREEMENT

              Section 2.1 AMENDMENT TO SECTION 4.04 OF THE AGREEMENT. The last sentence of Section 4.04 of the Agreement is hereby amended in its entirety to read as follows:

                   "Notwithstanding the foregoing, the provisions of this
Section 4.04 shall not apply to the Transfer by JLL of a maximum of 11,000 Shares to Coaches, LLC which shall occur within seventy-five days of the date hereof."

                                     ARTICLE III

                      AMENDMENT TO ARTICLE VII OF THE AGREEMENT

              Section 3.1 AMENDMENT TO SECTION 7.14 OF THE AGREEMENT. Section
7.14 of the Agreement is hereby amended and restated in its entirety to read as follows:

              "The parties acknowledge and agree that JLL intends to Transfer up to a maximum of 11,000 Shares (the "JLL Transferred Shares") to Coaches, LLC within seventy-five days of the date hereof. The parties agree that, following such Transfer, the provisions of Sections 4.04, 4.05, 4.06, Article V and Section 6.01 shall apply to the JLL Transferred Shares and the holders thereof as if such Shares continued to be owned by JLL."

                                     ARTICLE IV

                                   MISCELLANEOUS

              Section 4.1 AMENDMENT. All references in the Agreement (and in the other agreements, documents and instruments entered into in connection therewith) to the "Agreement" shall be deemed for all purposes to refer to the Agreement, as amended by this Second Amendment.

              Section 4.2 LIMITED EFFECT. Except as expressly modified herein, the Agreement shall continue to be, and shall remain, in full force and effect and the valid and binding obligations of the parties thereto in accordance with its terms.

                                       2

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              Section 4.3 COUNTERPARTS. This Second Amendment may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

              Section 4.4 GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                              [SIGNATURE PAGE FOLLOWS]

                                       3

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              IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the date first written above.

                                       MCII HOLDINGS (USA), INC.

                                       By:
                                          -----------------------------------
                                          Name: James P. Bernacchi
                                          Title: Chief Executive Officer

                                       JOSEPH LITTLEJOHN & LEVY FUND III, L.P.

                                       By: JLL ASSOCIATES III, LLC,
                                           its General Partner

                                       By:
                                          -----------------------------------
                                          Jeffrey C. Lightcap
                                          Managing Member

                                       CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

                                       By:
                                          -----------------------------------
                                          Jay Levine, authorized signatory

                                       CO-INVESTMENT MERCHANT FUND 3, LLC

                                       By:
                                          -----------------------------------
                                          Jay Levine, authorized signatory

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                                       CONSORCIO G GRUPO DINA, S.A. de C.V.

                                       By:
                                          -----------------------------------
                                          Name: Rafael Gomez Flores
                                          Title: President


                                       --------------------------------
                                       RAFAEL GOMEZ FLORES